UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-21365
Seligman LaSalle Real Estate Fund Series, Inc.
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices)                    (Zip code)
Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.
Annual Report

Annual Report

RiverSource LaSalle Real Estate Funds
RiverSource LaSalle Global Real Estate Fund
RiverSource LaSalle Monthly Dividend Real Estate Fund

Annual Report for the Period Ended
December 31, 2010

Each Fund invests in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

RiverSource LaSalle Global Real Estate Fund	3

RiverSource LaSalle Monthly Dividend Real Estate Fund	6

Manager Commentary	9

The Funds’ Long-term Performance	18

Fund Expenses Example	22

Portfolio of Investments	27

Statements of Assets and Liabilities	38

Statements of Operations	40

Statements of Changes in Net Assets	42

Financial Highlights	46

Notes to Financial Statements	59

Report of Independent Registered Public Accounting Firm	80

Federal Income Tax Information	82

Board Members and Officers	83

Proxy Voting	89

Results of Meeting of Shareholders	89

In August 2010, the Board of Directors of RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund (the “Funds”) approved a proposal to merge the Funds with and into Columbia Real Estate Equity Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Real Estate Equity Fund and the definitive terms of the merger are included in proxy materials mailed to shareholders who owned shares of the Fund on Dec. 17, 2010. The proposal was approved at a meeting of shareholders held on Feb. 15, 2011, and the merger is expected to take place before the end of the second quarter of 2011. For more information, see “Results of Meeting of Shareholders.”

See the Funds’ prospectus for risks associated with investing in the Funds.

2  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Your Fund at a Glance

RiverSource LaSalle Global Real Estate Fund

FUND SUMMARY

>	RiverSource LaSalle Global Real Estate Fund (the Fund) Class A shares gained 22.55% (excluding sales charge) for the 12 months ended Dec. 31, 2010.

>	The Fund underperformed its benchmark, the UBS Global Real Estate Investors Index, which rose 23.51% during the same 12-month period.

>	The Fund outperformed its peer group, as represented by the Lipper Global Real Estate Funds Index, which increased 18.33% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

			Since
			inception
	1 year	3 years	12/29/06
RiverSource LaSalle Global Real Estate Fund Class A (excluding sales charge)	+22.55%	-7.61%	-10.10%

UBS Global Real Estate Investors Index (unmanaged)	+23.51%	-3.20%	-5.88%

Lipper Global Real Estate Funds Index (unmanaged)	+18.33%	-4.08%	N/A

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

RIVERSOURCE LASALLE REAL ESTATE FUNDS  — 2010 ANNUAL REPORT  3

Your Fund at a Glance (continued)

RiverSource LaSalle Global Real Estate Fund

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2010
			Since
Without sales charge	1 year	3 years	Inception
Class A (inception 12/29/06)	+22.55%	-7.61%	-10.10%

Class C (inception 12/29/06)	+21.27%	-8.29%	-10.77%

Class I (inception 8/3/09)	+22.84%	N/A	+34.13%

Class R* (inception 12/29/06)	+21.70%	-7.78%	-10.25%

Class R4 (inception 8/30/09)	+22.54%	N/A	+33.82%

Class R5 (inception 12/29/06)	+23.14%	-7.08%	-9.63%

With sales charge
Class A (inception 12/29/06)	+15.60%	-9.41%	-11.43%

Class C (inception 12/29/06)	+20.27%	-8.29%	-10.77%

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R4 and Class R5 shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

4  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

RiverSource LaSalle Global Real Estate Fund

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

RIVERSOURCE LASALLE REAL ESTATE FUNDS  — 2010 ANNUAL REPORT  5

Your Fund at a Glance

RiverSource LaSalle Monthly Dividend Real Estate Fund

FUND SUMMARY

>	RiverSource LaSalle Monthly Dividend Real Estate Fund (the Fund) Class A shares gained 28.09% (excluding sales charge) for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the FTSE-NAREIT Equity REITs Index, which increased 27.95% during the same 12-month period.

>	The Fund outperformed its peer group, as represented by the Lipper Real Estate Funds Index, which rose 23.19% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

				Since
				inception
	1 year	3 years	5 years	7/16/03
RiverSource LaSalle Monthly Dividend Real Estate Fund Class A (excluding sales charge)	+28.09%	-4.31%	-2.66%	+3.86%

FTSE-NAREIT Equity REITs Index (unmanaged)	+27.95%	+0.65%	+3.03%	+9.70%

Lipper Real Estate Funds Index (unmanaged)	+23.19%	-1.25%	+1.83%	+8.90%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

6  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

RiverSource LaSalle Monthly Dividend Real Estate Fund

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2010
				Since
Without sales charge	1 year	3 years	5 years	Inception
Class A (inception 7/16/03)	+28.09%	-4.31%	-2.66%	+3.86%

Class B (inception 7/16/03)	+26.84%	-5.11%	-3.45%	+3.06%

Class C (inception 7/16/03)	+26.85%	-5.10%	-3.45%	+3.06%

Class I (inception 8/3/09)	+28.05%	N/A	N/A	+45.06%

Class R* (inception 7/16/03)	+27.57%	-4.54%	-2.97%	+3.55%

Class R4 (inception 8/3/09)	+28.26%	N/A	N/A	+45.23%

Class R5 (inception 11/24/03)	+28.13%	-4.12%	-2.42%	+3.00%

With sales charge
Class A (inception 7/16/03)	+20.75%	-6.18%	-3.81%	+3.03%

Class B (inception 7/16/03)	+21.84%	-5.97%	-3.69%	+3.06%

Class C (inception 7/16/03)	+25.85%	-5.10%	-3.45%	+3.06%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R4 and Class R5 shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

RIVERSOURCE LASALLE REAL ESTATE FUNDS  — 2010 ANNUAL REPORT  7

Your Fund at a Glance (continued)

RiverSource LaSalle Monthly Dividend Real Estate Fund

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

8  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource LaSalle Global Real Estate Fund

LaSalle Investment Management (Securities), L.P. and LaSalle Investment Management Securities B.V., two independent money management firms manage RiverSource LaSalle Global Real Estate Fund’s portfolio.

Dear Shareholders,

RiverSource LaSalle Global Real Estate Fund (the Fund) Class A shares gained 22.55% (excluding sales charge) for the annual period ended Dec. 31, 2010, underperforming the Fund’s benchmark, the UBS Global Real Estate Investors Index, which gained 23.51% for the period. The Fund outperformed its peer group, represented by the Lipper Global Real Estate Funds Index, which increased 18.33% for the period.

PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2010)

Australia	13.6%

Canada	2.4%

Finland	0.5%

France	5.6%

Hong Kong	2.8%

Italy	0.5%

Japan	6.1%

Jersey	0.8%

Netherlands	3.5%

Singapore	2.8%

Sweden	1.6%

Switzerland	1.0%

United Kingdom	6.9%

United States	51.4%

Other(2)	0.5%

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

RIVERSOURCE LASALLE REAL ESTATE FUNDS  — 2010 ANNUAL REPORT  9

Manager Commentary (continued)

Significant performance factors
There was significant improvement in the investment real estate market — and in the broad financial market — in 2010. Investors and strategists came into the year with considerable relief that the financial crisis of the prior eighteen months was subsiding. A vigorous recovery has taken hold in the developing countries in the Asia-Pacific region. Underpinned by a healthy Chinese economy, property and general business has moved forward at a rapid pace in Hong Kong and Singapore. Australia is benefitting from an increased appetite for natural resources from China and other countries. New development is a factor in this region, and governments are concerned with inflation and are trying to cool booming property markets, particularly residential housing but with increased scrutiny of all types of real estate investment.

The more mature economies in the West (and Japan) are on a different track, with slow but positive growth, low inflation, and low interest rates. In almost all instances, real estate fundamentals have turned up, with higher retail sales and stable-to-improving vacancy rates. In this environment, institutional interest in core income-producing properties is triggering valuation recovery, and it appears the stage is being set for

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Simon Property Group, Inc. (United States)	6.8%

Westfield Group (Australia)	5.1%

AvalonBay Communities, Inc. (United States)	4.1%

Public Storage (United States)	3.9%

Vornado Realty Trust (United States)	3.5%

Unibail-Rodamco SE (France)	3.3%

Boston Properties, Inc. (United States)	3.0%

Equity Residential (United States)	2.9%

Ventas, Inc. (United States)	2.8%

GPT Group (Australia)	2.7%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

10  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

improvement in net operating income performance and increased company earnings.

Stock selection was a positive contributor to performance relative to the Fund’s benchmark. In particular, stock selection was strong in the United States. Selection hurt relative performance in Singapore. Allocation had a slight positive impact on relative performance, while cash balances in a rising market made a negative contribution to relative performance.

The top contributors to performance were overweight holdings in AvalonBay Communities (U.S.) and Hongkong Land (Hong Kong), and a movement from overweight to underweight position in Digital Realty (U.S.). The top detractors from value were overweight positions in Corio NV (Netherlands), Corporate Office Properties Trust (U.S.), and CapitaLand Ltd. (Singapore).

Changes to the Fund’s portfolio
Our investment process is driven by our estimates of the intrinsic values of the stocks in our investment universe, and our evaluation of the relative values offered by property sectors and individual stocks. During the year we increased our overweight position in Australia. We decreased our overweight position in Hong Kong to an underweight position and moved to a market weight position from an overweight position in Japan. We maintained our underweight position in the U.S.

Our future strategy
In both mature and emerging economies, modest supply and recovering demand make for real estate fundamentals that are increasingly positive. This is resulting in improved operations and better company earnings reports. We think that the companies in our global investment universe will show a significant improvement in earnings in 2011, with good gains continuing in subsequent years, as the real estate and economic cycles remain on track. We believe this should produce improved earnings visibility.

We believe the capital markets worked to the advantage of publicly-traded global real estate companies this year, and are having a positive effect on property valuation. We expect capital to continue to be broadly available and attractively priced. Most public real estate companies have been able to strengthen their balance sheets on favorable terms, and are well

RIVERSOURCE LASALLE REAL ESTATE FUNDS  — 2010 ANNUAL REPORT  11

Manager Commentary (continued)

positioned to access reasonably-priced capital to take advantage of real estate opportunities as they arise.

The Fund’s portfolio includes companies we believe offer an attractive combination of favorable stock prices relative to our estimate of their values, current dividend income, high-quality properties, qualified managers, and the potential for long-term growth through a combination of internal growth and the ability to make attractive new investments or develop new properties. The portfolio is currently broadly-diversified by region and type of property.

LaSalle Investment Management (Securities), L.P.
LaSalle Investment Management Securities B.V.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

12  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource LaSalle Monthly Dividend Real Estate Fund

LaSalle Investment Management (Securities), L.P., an independent money management firm, manages RiverSource LaSalle Monthly Dividend Real Estate Fund’s portfolio.

Dear Shareholders,

RiverSource LaSalle Monthly Dividend Real Estate Fund (the Fund) Class A shares gained 28.09% (excluding sales charge) for the annual period ended Dec. 31, 2010, outperforming the Fund’s benchmark, the FTSE-NAREIT Equity REITs Index, which gained 27.95% for the period. The Fund also outperformed its peer group, represented by the Lipper Real Estate Funds Index, which increased 23.19% for the period.

Significant performance factors
There was significant improvement in the investment real estate market — and in the broad financial market — in 2010. Investors and strategists came into the year with considerable relief that the financial crisis of the prior eighteen months was subsiding.

PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2010)

Diversified Properties	7.7%

Health Care	9.8%

Industrial	5.5%

Industrial/Office Mixed	1.6%

Lodging/Resorts	6.7%

Office	16.2%

Other Properties	5.1%

Residential	16.6%

Retail	21.6%

Self Storage	8.3%

Specialty	0.5%

Other(2)	0.4%

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeds 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

RIVERSOURCE LASALLE REAL ESTATE FUNDS  — 2010 ANNUAL REPORT  13

Manager Commentary (continued)

The U.S. economy showed slow but positive growth this year, with low inflation and interest rates. In almost all instances, real estate fundamentals turned up, with higher retail sales and stable to improving vacancy rates. In this environment, institutional interest in core income-producing properties triggered a valuation recovery, and the stage was set for improvement in net operating income performance and increased company earnings.

Both stock selection and property sector allocation contributed positively to relative portfolio performance this year. Stock selection in the office sector and an overweighting in the apartment sector were particularly helpful. Performance was hurt by stock selection in shopping center real estate investment trusts (REITs) and an under-allocation to freestanding REITs.

The largest positive contributions to relative performance of the portfolio were an overweight moving to underweight position in Digital Realty (which owns data centers), an overweight position in Taubman Centers (an owner of regional malls), and an underweight position in two health care REITs, Nationwide Health Properties and Health Care REIT. Relative performance was hurt by overweight positions in Senior

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Simon Property Group, Inc.	9.9%

Vornado Realty Trust	7.1%

Public Storage	6.6%

AvalonBay Communities, Inc.	4.9%

Boston Properties, Inc.	4.9%

Ventas, Inc.	4.8%

Equity Residential	4.7%

Camden Property Trust	3.8%

AMB Property Corp.	3.6%

Host Hotels & Resorts, Inc.	3.6%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

14  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Housing Properties Trust and Corporate Office Properties Trust, and an underweight position in CBL Shopping Centers.

Changes to the Fund’s portfolio
Our investment process is driven by our estimates of the intrinsic values of the stocks in our investment universe, and our evaluation of the relative values offered by property sectors and individual stocks. We increased our overweight positions in office and regional mall REITs during the year while reducing our overweight position in the apartment sector. Our holdings in shopping centers went from market to underweight, and we increased our hotel holdings from underweight to market weight during the period.

Our future strategy
The capital markets worked to the advantage of publicly-traded real estate companies this year, and are having a positive effect on property valuation. We expect capital to continue to be broadly available and attractively priced. Most public real estate companies have been able to strengthen their balance sheets on favorable terms, and we believe they are well positioned to access reasonably-priced capital to take advantage of real estate opportunities as they arise.

With fear of a double-dip recession fading, and the economy now expected to improve a little faster than expected a few month ago, we believe REITs should post strong earnings growth in 2011 and 2012. Several companies increased their dividend rates in the fourth quarter, and we expect that dividend increases will continue in 2011. This should provide a sound environment for public real estate companies, with current operations producing attractive current dividend yields, and with improved internally and externally-generated growth prospects.

The Fund’s portfolio includes companies we believe offer an attractive combination of favorable stock prices relative to our estimate of their values, current dividend income, high-quality properties, qualified managers, and the potential for long-term growth through a combination of internal growth and the ability to make attractive new investments or develop new properties. The portfolio is currently broadly-diversified by region and type of property.

RIVERSOURCE LASALLE REAL ESTATE FUNDS  — 2010 ANNUAL REPORT  15

Manager Commentary (continued)

LaSalle Investment Management (Securities), L.P.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

16  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

RiverSource LaSalle Global Real Estate Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource LaSalle Global Real Estate Fund Class A shares (from 12/29/06 to 12/31/10) as compared to the performance of the UBS Global Real Estate Investors Index and the Lipper Global Real Estate Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
			Since
			inception
	1 year	3 years	12/29/06
RiverSource LaSalle Global Real Estate Fund (includes sales charge)
Class A Cumulative value of $10,000	$11,560	$7,434	$6,155

Average annual total return	+15.60%	-9.41%	-11.43%

UBS Global Real Estate Investors Index(1)
Cumulative value of $10,000	$12,351	$9,070	$7,845

Average annual total return	+23.51%	-3.20%	-5.88%

Lipper Global Real Estate Funds Index(2)
Cumulative value of $10,000	$11,833	$8,825	N/A

Average annual total return	+18.33%	-4.08%	N/A

Results for other share classes can be found on page 4.

18  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

(1)	The UBS Global Real Estate Investors Index is an unmanaged benchmark that measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% or more of income from rent. The index assumes reinvestment of all distributions.
(2)	The Lipper Global Real Estate Funds Index (the Lipper Index) includes the 10 largest global real estate funds tracked by Lipper Inc. The Lipper Index’s returns include net reinvested dividends.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  19

The Fund’s Long-term Performance

RiverSource LaSalle Monthly Dividend Real Estate Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource LaSalle Monthly Dividend Real Estate Fund Class A shares (from 7/16/03 to 12/31/10) as compared to the performance of the FTSE-NAREIT Equity REITs Index and the Lipper Real Estate Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
				Since
				inception
	1 year	3 years	5 years	7/16/03
RiverSource LaSalle Monthly Dividend Real Estate Fund (includes sales charge)
Class A Cumulative value of $10,000	$12,075	$8,257	$8,235	$12,504

Average annual total return	+20.75%	-6.18%	-3.81%	+3.03%

FTSE-NAREIT Equity REITs Index(1)
Cumulative value of $10,000	$12,795	$10,198	$11,612	$19,953

Average annual total return	+27.95%	+0.65%	+3.03%	+9.70%

Lipper Real Estate Funds Index(2)
Cumulative value of $10,000	$12,319	$9,629	$10,949	$18,887

Average annual total return	+23.19%	-1.25%	+1.83%	+8.90%

Results for other share classes can be found on page 7.

20  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

(1)	The FTSE-NAREIT Equity REITs Index is an unmanaged benchmark that measures the performance of all publicly-traded U.S. real estate trusts that are equity REITs, as determined by the National Association of Real Estate Investment Trusts. The index assumes reinvestment of all distributions.
(2)	The Lipper Real Estate Funds Index (the Lipper Index) includes the 30 largest real estate funds tracked by Lipper Inc. The Lipper Index’s returns include net reinvested dividends.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  21

Fund Expense Examples
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec. 31, 2010.

Actual Expenses
The first line of each table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

RiverSource LaSalle Global Real Estate Fund

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)		expense ratio
Class A

Actual(b)	$1,000	$1,258.10	$9.33	(c)	1.64%	(c)

Hypothetical (5% return before expenses)	$1,000	$1,016.94	$8.34	(c)	1.64%	(c)

Class C

Actual(b)	$1,000	$1,251.20	$13.56	(c)	2.39%	(c)

Hypothetical (5% return before expenses)	$1,000	$1,013.16	$12.13	(c)	2.39%	(c)

Class I

Actual(b)	$1,000	$1,257.60	$6.37	(c)	1.12%	(c)

Hypothetical (5% return before expenses)	$1,000	$1,019.56	$5.70	(c)	1.12%	(c)

Class R

Actual(b)	$1,000	$1,254.10	$10.57	(c)	1.86%	(c)

Hypothetical (5% return before expenses)	$1,000	$1,015.83	$9.45	(c)	1.86%	(c)

Class R4

Actual(b)	$1,000	$1,256.10	$7.90	(c)	1.39%	(c)

Hypothetical (5% return before expenses)	$1,000	$1,018.20	$7.07	(c)	1.39%	(c)

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  23

Fund Expense Examples (continued)

RiverSource LaSalle Global Real Estate Fund (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)		expense ratio
Class R5

Actual(b)	$1,000	$1,260.70	$6.38	(c)	1.12%	(c)

Hypothetical (5% return before expenses)	$1,000	$1,019.56	$5.70	(c)	1.12%	(c)

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +25.81% for Class A, +25.12% for Class C, +25.76% for Class I, +25.41% for Class R, +25.61% for Class R4 and +26.07% for Class R5.
(c)	Columbia Management Investment Advisers, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Feb. 29, 2012, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.45% for Class A, 2.20% for Class C, 1.04% for Class I, 1.70% for Class R, 1.34% for Class R4 and 1.09% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change is effective March 1, 2011. Had this change been in place for the entire six month period ended Dec. 31, 2010, the actual expenses paid would have been $8.25 for Class A, $12.48 for Class C, $5.92 for Class I, $9.66 for Class R, $7.62 for Class R4 and $6.21 for Class R5; the hypothetical expenses paid would have been $7.37 for Class A, $11.17 for Class C, $5.30 for Class I, $8.64 for Class R, $6.82 for Class R4 and $5.55 for Class R5.

24  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

RiverSource LaSalle Monthly Dividend Real Estate Fund

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)		expense ratio
Class A

Actual(b)	$1,000	$1,214.50	$8.93	(c)	1.60%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,017.14	$8.13	(c)	1.60%(c	)

Class B

Actual(b)	$1,000	$1,207.30	$13.07	(c)	2.35%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,013.36	$11.93	(c)	2.35%(c	)

Class C

Actual(b)	$1,000	$1,210.60	$13.09	(c)	2.35%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,013.36	$11.93	(c)	2.35%(c	)

Class I

Actual(b)	$1,000	$1,216.00	$7.54	(c)	1.35%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.87	(c)	1.35%(c	)

Class R

Actual(b)	$1,000	$1,214.20	$10.32	(c)	1.85%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,015.88	$9.40	(c)	1.85%(c	)

Class R4

Actual(b)	$1,000	$1,215.40	$7.54	(c)	1.35%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.87	(c)	1.35%(c	)

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  25

Fund Expense Examples (continued)

RiverSource LaSalle Monthly Dividend Real Estate Fund (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)		expense ratio
Class R5

Actual(b)	$1,000	$1,216.60	$7.54	(c)	1.35%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.87	(c)	1.35%(c	)

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +21.45% for Class A, +20.73% for Class B, +21.06% for Class C, +21.60% for Class I, +21.42% for Class R, +21.54% for Class R4 and +21.66% for Class R5.
(c)	Columbia Management Investment Advisers, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Feb. 29, 2012, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.51% for Class A, 2.26% for Class B, 2.26% for Class C, 1.09% for Class I, 1.76% for Class R, 1.39% for Class R4 and 1.14% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change is effective March 1, 2011. Had this change been in place for the entire six month period ended Dec. 31, 2010, the actual expenses paid would have been $8.43 for Class A, $12.57 for Class B, $12.59 for Class C, $6.09 for Class I, $9.82 for Class R, $7.76 for Class R4 and $6.37 for Class R5; the hypothetical expenses paid would have been $7.68 for Class A, $11.47 for Class B, $11.47 for Class C, $5.55 for Class I, $8.94 for Class R, $7.07 for Class R4 and $5.80 for Class R5.

26  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments
RiverSource LaSalle Global Real Estate Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (100.3%)(c)
Issuer	Shares		Value(a)

Australia (13.7%)
Charter Hall Office REIT	34,319		$99,932
Commonwealth Property Office Fund	169,851	(d)	144,036
Dexus Property Group	458,483		372,403
GPT Group	131,595		395,285
Westfield Group	77,387		757,454
Westfield Retail Trust	94,448	(b)	247,999

Total			2,017,109

Canada (2.5%)
Allied Properties Real Estate Investment Trust	499		10,776
Canadian Apartment Properties REIT	1,141		19,608
Canadian Real Estate Investment Trust	4,597		143,108
First Capital Realty, Inc.	5,399	(d)	81,792
Northern Property Real Estate Investment Trust	1,149		33,316
RioCan Real Estate Investment Trust	3,358		74,069

Total			362,669

Finland (0.5%)
Sponda OYJ	13,453		69,874

France (5.7%)
Klepierre	4,209		151,890
Mercialys SA	2,488		93,459
Societe Immobiliere de Location pour l’Industrie et le Commerce	815		100,963
Unibail-Rodamco SE	2,467		488,088

Total			834,400

Hong Kong (2.8%)
Champion REIT	27,000		15,946
Great Eagle Holdings Ltd.	16,168	(d)	50,239
Hongkong Land Holdings Ltd.	28,453		205,431
Hysan Development Co., Ltd.	19,090		89,899
Sino Land Co., Ltd.	10,000		18,708
The Link REIT	10,173	(d)	31,610

Total			411,833

Italy (0.5%)
Beni Stabili SpA	79,734		67,704

Japan (6.2%)
Aeon Mall Co., Ltd.	5,600		149,859
Japan Logistics Fund, Inc.	7	(d)	66,043
Japan Real Estate Investment Corp.	13		134,724
Kenedix Realty Investment Corp.	10		46,945
Mitsubishi Estate Co., Ltd.	12,533		231,711
Mitsui Fudosan Co., Ltd.	8,000		159,047
Nippon Building Fund, Inc.	6	(d)	61,513
Tokyu REIT, Inc.	8		57,703

Total			907,545

Jersey (0.8%)
Atrium European Real Estate Ltd.	19,646		115,264

Netherlands (3.5%)
Corio NV	4,564		292,947
Eurocommercial Properties NV	16		737
VastNed Retail NV	1,463		101,659
Wereldhave NV	1,176		114,856

Total			510,199

Singapore (2.8%)
Ascendas Real Estate Investment Trust	46,004		74,310
CapitaCommercial Trust	63,000	(d)	73,742

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  27

Portfolio of Investments (continued)

Common Stocks (continued)
Issuer	Shares		Value(a)

Singapore (cont.)
CapitaLand Ltd.	65,300		$189,046
Suntec Real Estate Investment Trust	66,000		77,253

Total			414,351

Sweden (1.6%)
Castellum AB	8,247		112,510
Hufvudstaden AB, Series A	4,753		55,657
Wihlborgs Fastigheter AB	2,558		74,123

Total			242,290

Switzerland (1.0%)
PSP Swiss Property AG	1,852	(b)	148,670

United Kingdom (7.0%)
Big Yellow Group PLC	11,892		64,975
British Land Co. PLC	29,044		237,538
Derwent London PLC	3,181		77,428
Hammerson PLC	22,985		149,527
Helical Bar PLC	3,662		16,274
Land Securities Group PLC	18,353		192,884
Metric Property Investments PLC	10,458	(b)	17,530
Minerva PLC	27,368	(b)	33,820
Segro PLC	34,038		152,008
Shaftesbury PLC	11,454		80,014

Total			1,021,998

United States (51.7%)
Acadia Realty Trust	438	(d)	7,989
Alexandria Real Estate Equities, Inc.	1,184	(d)	86,740
AMB Property Corp.	9,124	(d)	289,322
AvalonBay Communities, Inc.	5,396		607,320
BioMed Realty Trust, Inc.	11,077	(d)	206,586
Boston Properties, Inc.	5,072		436,699
Brandywine Realty Trust	3,421		39,855
Camden Property Trust	4,174		225,313
Corporate Office Properties Trust	6,047	(d)	211,343
Cousins Properties, Inc.	6,511	(d)	54,302
DiamondRock Hospitality Co.	10,751	(b,d)	129,012
Douglas Emmett, Inc.	10,478	(d)	173,935
DuPont Fabros Technology, Inc.	1,867	(d)	39,711
Equity One, Inc.	2,076		37,742
Equity Residential	8,245		428,328
Essex Property Trust, Inc.	1,037	(d)	118,446
Extra Space Storage, Inc.	3,353	(d)	58,342
Federal Realty Investment Trust	3,149		245,402
First Potomac Realty Trust	2,609	(d)	43,883
Health Care REIT, Inc.	1,390		66,220
Healthcare Realty Trust, Inc.	2,245	(d)	47,527
Host Hotels & Resorts, Inc.	16,688		298,215
Kilroy Realty Corp.	3,937	(d)	143,582
Kimco Realty Corp.	7,625		137,555
LaSalle Hotel Properties	4,738	(d)	125,083
Liberty Property Trust	4,075		130,074
Pennsylvania Real Estate Investment Trust	313	(d)	4,548
ProLogis	6,828		98,596
Public Storage	5,687		576,776
Regency Centers Corp.	337	(d)	14,235
Retail Opportunity Investments Corp.	4,755		47,122
Senior Housing Properties Trust	10,504		230,458
Simon Property Group, Inc.	10,061		1,000,968
Taubman Centers, Inc.	4,536	(d)	228,977
U-Store-It Trust	8,374	(d)	79,804
Ventas, Inc.	7,950		417,216
Vornado Realty Trust	6,152		512,646

Total			7,599,872

Total Common Stocks
(Cost: $12,703,720)			$14,723,778

Money Market Fund (0.5%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	68,856	(f)	$68,856

Total Money Market Fund
(Cost: $68,856)			$68,856

See accompanying Notes to Portfolio of Investments.

28  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Investments of Cash Collateral Received
for Securities on Loan (11.7%)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements(e)
Goldman Sachs & Co. dated 12-31-10, matures 01-03-11, repurchase price
$1,715,166	0.170%	$1,715,141	$1,715,141

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $1,715,141)			$1,715,141

Total Investments in Securities
(Cost: $14,487,717)(g)			$16,507,775

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Dec. 31, 2010:

	Percentage of
Industry	net assets	Value(a)
Real Estate Investment Trusts (REITs)(1)	87.5%	$12,854,150
Real Estate Management & Development	12.7	1,869,628
Other(2)	12.2	1,783,997

Total		$16,507,775

(1)	Includes U.S. REITs as well as entities similar to REITs formed under the laws of non-U.S. countries.
(2)	Cash & Cash Equivalents

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars.

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  29

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co. (0.170%)
Security description	Value(a)
Government National Mortgage Association	$1,749,444

Total market value of collateral securities	$1,749,444

(f)	Affiliated Money Market Fund — See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(g)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $16,633,593 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$135,877
Unrealized depreciation	(261,695)

Net unrealized depreciation	$(125,818)

30  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  31

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Fair Value Measurements (continued)

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Real Estate Investment Trusts (REITs)	$7,880,749	$4,973,401	$—	$12,854,150
Real Estate Management & Development	81,791	1,787,837	—	1,869,628

Total Equity Securities	7,962,540	6,761,238	—	14,723,778

Other
Affiliated Money Market Fund(c)	68,856	—	—	68,856
Investments of Cash Collateral Received for Securities on Loan	—	1,715,141	—	1,715,141

Total Other	68,856	1,715,141	—	1,783,997

Total	$8,031,396	$8,476,379	$—	$16,507,775

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

32  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments
RiverSource LaSalle Monthly Dividend Real Estate Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (99.6%)
Issuer	Shares		Value(a)

Real Estate Investment Trusts (REITs)
Acadia Realty Trust	1,938	(d)	$35,349
Alexandria Real Estate Equities, Inc.	4,598	(d)	336,849
AMB Property Corp.	36,153	(d)	1,146,412
AvalonBay Communities, Inc.	13,856		1,559,493
BioMed Realty Trust, Inc.	47,779	(d)	891,078
Boston Properties, Inc.	18,106		1,558,927
Brandywine Realty Trust	12,401		144,472
Camden Property Trust	22,205		1,198,626
Corporate Office Properties Trust	24,471	(d)	855,261
Cousins Properties, Inc.	23,932	(d)	199,595
DiamondRock Hospitality Co.	40,803	(b,d)	489,636
Douglas Emmett, Inc.	47,657	(d)	791,106
DuPont Fabros Technology, Inc.	7,576	(d)	161,142
EastGroup Properties, Inc.	807		34,152
Equity One, Inc.	7,706		140,095
Equity Residential	28,977		1,505,355
Essex Property Trust, Inc.	8,945	(d)	1,021,698
Extra Space Storage, Inc.	12,607	(d)	219,362
Federal Realty Investment Trust	12,641		985,113
First Potomac Realty Trust	11,476	(d)	193,026
Health Care REIT, Inc.	6,681	(d)	318,283
Healthcare Realty Trust, Inc.	7,465	(d)	158,034
Host Hotels & Resorts, Inc.	63,656		1,137,533
Kilroy Realty Corp.	16,024	(d)	584,395
Kimco Realty Corp.	23,188		418,312
LaSalle Hotel Properties	18,686	(d)	493,310
Liberty Property Trust	16,384	(d)	522,977
Pennsylvania Real Estate Investment Trust	12,097	(d)	175,769
Plum Creek Timber Co., Inc.	15,257	(d)	571,375
ProLogis	24,498		353,751
Public Storage	20,548		2,083,978
Rayonier, Inc.	7,505		394,163
Regency Centers Corp.	2,340	(d)	98,842
Retail Opportunity Investments Corp.	20,761		205,742
Senior Housing Properties Trust	50,585		1,109,835
Simon Property Group, Inc.	31,415		3,125,479
Taubman Centers, Inc.	21,907	(d)	1,105,865
The Macerich Co.	16,902		800,648
U-Store-It Trust	34,560	(d)	329,357
Ventas, Inc.	29,254		1,535,250
Vornado Realty Trust	27,053		2,254,326
Weyerhaeuser Co.	23,938		453,146

Total Common Stocks
(Cost: $21,797,930)			$31,697,117

Money Market Fund (0.2%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	51,140	(e)	$51,140

Total Money Market Fund
(Cost: $51,140)			$51,140

Investments of Cash Collateral Received
for Securities on Loan (21.5%)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements(c)
Goldman Sachs & Co. dated 12-31-10, matures 01-03-11, repurchase price
$4,848,359	0.170%	$4,848,290	4,848,290

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  33

Portfolio of Investments (continued)

Investments of Cash Collateral Received
for Securities on Loan (continued)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements(c) (cont.)
Merrill Lynch Government Securities Income dated 12-31-10, matures 01-03-11, repurchase price
$2,000,042	0.250%	$2,000,000	$2,000,000

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $6,848,290)			$6,848,290

Total Investments in Securities
(Cost: $28,697,360)(f)			$38,596,547

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co (0.170%)
Security description	Value(a)
Government National Mortgage Association	$4,945,256

Total market value of collateral securities	$4,945,256

Merrill Lynch Government Securities Income (0.250%)
Security description	Value(a)
Fannie Mae REMICS	$384,128
Freddie Mac REMICS	1,655,876

Total market value of collateral securities	$2,040,004

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

34  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(e)	Affiliated Money Market Fund — See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(f)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $29,899,543 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,748,906
Unrealized depreciation	(51,902)

Net unrealized appreciation	$8,697,004

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  35

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

36  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$31,697,117	$—	$—	$31,697,117

Total Equity Securities	31,697,117	—	—	31,697,117

Other
Affiliated Money Market Fund(c)	51,140	—	—	51,140
Investments of Cash Collateral Received for Securities on Loan	—	6,848,290	—	6,848,290

Total Other	51,140	6,848,290	—	6,899,430

Total	$31,748,257	$6,848,290	$—	$38,596,547

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  37

Statements of Assets and Liabilities

	RiverSource	RiverSource
	LaSalle Global	LaSalle Monthly
	Real Estate	Dividend Real
Dec. 31, 2010	Fund	Estate Fund
Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $12,703,720 and $21,797,930)	$14,723,778	$31,697,117
Affiliated money market fund (identified cost $68,856 and $51,140)	68,856	51,140
Investments of cash collateral received for securities on loan
Repurchase agreements (identified cost $1,715,141 and $6,848,290)	1,715,141	6,848,290

Total investments in securities (identified cost $14,487,717 and $28,697,360)	16,507,775	38,596,547
Cash	—	7
Receivable from Investment Manager	501	139
Capital shares receivable	28	16,233
Foreign currency holdings (identified cost $60,583 and $—)	61,539	—
Dividends and accrued interest receivable	62,692	125,462
Receivable for investments sold	385,567	649,250

Total assets	17,018,102	39,387,638

Liabilities
Capital shares payable	311,487	34,699
Payable for investments purchased	202,844	581,150
Payable upon return of securities loaned	1,715,141	6,848,290
Accrued investment management services fee	376	749
Accrued distribution fees	90	496
Accrued transfer agency fees	1,793	8,783
Accrued administration services fees	33	53
Accrued plan administration services fees	4	10
Other accrued expenses	103,584	91,719

Total liabilities	2,335,352	7,565,949

Net assets applicable to outstanding capital stock	$14,682,750	$31,821,689

38  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

	RiverSource	RiverSource
	LaSalle Global	LaSalle Monthly
	Real Estate	Dividend Real
Dec. 31, 2010	Fund	Estate Fund
Represented by
Capital stock — $.001 par value	$3,626	$7,006
Additional paid-in capital	33,003,573	63,015,788
Excess of distributions over net investment income	(236,312)	(774)
Accumulated net realized gain (loss)	(20,109,039)	(41,099,518)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	2,020,902	9,899,187

Total — representing net assets applicable to outstanding capital stock	$14,682,750	$31,821,689

*Value of securities on loan	$1,655,435	$6,647,273

Net assets applicable to outstanding shares:	Class A	$3,833,998	$9,546,758
	Class B	N/A	$2,190,756
	Class C	$1,972,405	$10,720,882
	Class I	$7,210,708	$2,191,158
	Class R	$101,551	$5,434,255
	Class R4	$10,311	$23,705
	Class R5	$1,553,777	$1,714,175
Outstanding shares of capital stock:	Class A	947,822	2,100,383
	Class B	N/A	482,042
	Class C	489,140	2,360,002
	Class I	1,778,442	481,680
	Class R	25,119	1,199,177
	Class R4	2,546	5,204
	Class R5	383,043	377,302
Net asset value per share:	Class A(1)	$4.05	$4.55
	Class B	N/A	$4.54
	Class C	$4.03	$4.54
	Class I	$4.05	$4.55
	Class R	$4.04	$4.53
	Class R4	$4.05	$4.56
	Class R5	$4.06	$4.54

(1)	The maximum offering price per share for Class A for RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund is $4.30 and $4.83, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  39

Statements of Operations

	RiverSource	RiverSource
	LaSalle Global	LaSalle Monthly
	Real Estate	Dividend Real
Year ended Dec. 31, 2010	Fund	Estate Fund
Investment income
Income:
Dividends	$592,853	$802,541
Interest	10	30
Income distributions from affiliated money market fund	76	311
Income from securities lending — net	3,404	4,560
Foreign taxes withheld	(21,835)	—

Total income	574,508	807,442

Expenses:
Investment management services fee	129,289	248,730
Distribution fees
Class A	9,692	19,545
Class B	N/A	23,071
Class C	23,916	107,351
Class R	417	23,700
Class R3	10	11
Transfer agency fees
Class A	11,263	32,294
Class B	N/A	10,600
Class C	7,141	48,537
Class R	80	4,467
Class R3	2	3
Class R4	4	10
Class R5	618	677
Administrative services fees	11,304	17,455
Plan administration service fees
Class R	132	7,661
Class R3	10	11
Class R4	21	51
Compensation of board members	399	815
Custodian fees	35,030	6,075
Printing and postage	29,446	49,498
Registration fees	91,578	104,476
Professional fees	45,647	39,430
Other	9,882	14,071

Total expenses	405,881	758,539
Expenses waived/reimbursed by the Investment Manager and its affiliates	(196,391)	(192,130)

Total net expenses	209,490	566,409

Investment income (loss) — net	365,018	241,033

40  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

	RiverSource	RiverSource
	LaSalle Global	LaSalle Monthly
	Real Estate	Dividend Real
Year ended Dec. 31, 2010	Fund	Estate Fund
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Securities transactions	$(970,934)	$3,185,175
Foreign currency transactions	2,456	—

Net realized gain (loss) on investments	(968,478)	3,185,175
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	3,461,752	3,605,048

Net gain (loss) on investments and foreign currencies	2,493,274	6,790,223

Net increase (decrease) in net assets resulting from operations	$2,858,292	$7,031,256

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  41

Statements of Changes in Net Assets

	RiverSource LaSalle Global
	Real Estate Fund
Year ended Dec. 31,	2010	2009
Operations and distributions
Investment income (loss) — net	$365,018	$408,623
Net realized gain (loss) on investments	(968,478)	(8,190,563)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	3,461,752	10,994,554

Net increase (decrease) in net assets resulting from operations	2,858,292	3,212,614

Distributions to shareholders from:
Net investment income
Class A	(203,479)	(241,735)
Class C	(101,470)	(116,641)
Class I	(397,914)	(172,522)
Class R	(4,938)	(2,457)
Class R3	(73)	(170)
Class R4	(554)	(206)
Class R5	(89,947)	(59,447)

Total distributions	(798,375)	(593,178)

42  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

	RiverSource LaSalle Global
	Real Estate Fund
Year ended Dec. 31,	2010	2009
Capital share transactions
Proceeds from sales
Class A shares	$614,550	$2,204,756
Class C shares	76,350	184,428
Class I shares	—	5,116,960
Class R shares	24,220	8,496
Class R3 shares	—	5,000
Class R4 shares	1,974	6,021
Class R5 shares	1	619,004
Reinvestment of distributions at net asset value
Class A shares	165,108	124,194
Class C shares	40,101	36,670
Class I shares	397,513	172,330
Class R shares	1,425	308
Class R4 shares	170	30
Class R5 shares	364	59,446
Payments for redemptions
Class A shares	(1,467,721)	(8,777,033)
Class C shares	(1,697,514)	(558,633)
Class I shares	(620)	—
Class R shares	(2,338)	(2,357)
Class R3 shares	(5,000)	—
Class R5 shares	(14,701)	(119,590)

Increase (decrease) in net assets from capital share transactions	(1,866,118)	(919,970)

Total increase (decrease) in net assets	193,799	1,699,466
Net assets at beginning of year	14,488,951	12,789,485

Net assets at end of year	$14,682,750	$14,488,951

Excess of distributions over net investment income	$(236,312)	$(254,172)

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  43

Statements of Changes in Net Assets

	RiverSource LaSalle Monthly
	Dividend Real Estate Fund
Year ended Dec. 31,	2010	2009
Operations and distributions
Investment income (loss) — net	$241,033	$932,679
Net realized gain (loss) on investments	3,185,175	(22,217,020)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	3,605,048	25,253,163

Net increase (decrease) in net assets resulting from operations	7,031,256	3,968,822

Distributions to shareholders from:
Net investment income
Class A	(146,504)	(174,742)
Class B	(26,059)	(43,216)
Class C	(122,369)	(177,489)
Class I	(41,128)	(9,411)
Class R	(77,983)	(76,528)
Class R3	(90)	(34)
Class R4	(422)	(47)
Class R5	(32,579)	(115,757)
Tax return of capital
Class A	N/A	(133,663)
Class B	N/A	(33,058)
Class C	N/A	(135,772)
Class I	N/A	(7,201)
Class R	N/A	(58,540)
Class R3	N/A	(25)
Class R4	N/A	(36)
Class R5	N/A	(88,540)

Total distributions	(447,134)	(1,054,059)

44  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

	RiverSource LaSalle Monthly
	Dividend Real Estate Fund
Year ended Dec. 31,	2010	2009
Capital share transactions
Proceeds from sales
Class A shares	$3,046,822	$2,170,441
Class B shares	142,114	78,065
Class C shares	1,803,965	2,497,384
Class I shares	—	1,412,983
Class R shares	2,000,614	1,736,661
Class R3 shares	—	5,000
Class R4 shares	4,458	15,000
Class R5 shares	11,679	3,414,883
Reinvestment of distributions at net asset value
Class A shares	104,283	207,253
Class B shares	15,963	50,531
Class C shares	44,359	222,423
Class I shares	40,834	16,552
Class R shares	12,195	91,211
Class R4 shares	270	20
Class R5 shares	8,547	193,653
Conversion from Class B to Class A
Class A shares	76,507	95,388
Class B shares	(76,507)	(95,388)
Payments for redemptions
Class A shares	(1,970,004)	(5,475,767)
Class B shares	(832,715)	(417,558)
Class C shares	(3,863,689)	(2,942,093)
Class I shares	—	(3)
Class R shares	(1,570,934)	(1,449,047)
Class R3 shares	(5,351)	—
Class R4 shares	(2,730)	—
Class R5 shares	(12,172)	(7,851,546)

Increase (decrease) in net assets from capital share transactions	(1,021,492)	(6,023,954)

Total increase (decrease) in net assets	5,562,630	(3,109,191)
Net assets at beginning of year	26,259,059	29,368,250

Net assets at end of year	$31,821,689	$26,259,059

Excess of distributions over net investment income	$(774)	$(529)

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  45

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.
RiverSource LaSalle Global Real Estate Fund

Class A	Year ended Dec. 31,
Per share data	2010	2009	2008	2007	2006(a)
Net asset value, beginning of period	$3.49	$2.85	$5.75	$7.14	$7.14

Income from investment operations:
Net investment income (loss)	.09	.10	.11	.06	.00	(b)
Net gains (losses) (both realized and unrealized)	.68	.68	(2.93)	(1.29)	—

Total from investment operations	.77	.78	(2.82)	(1.23)	.00	(b)

Less distributions:
Dividends from net investment income	(.21)	(.14)	(.04)	(.06)	—
Distributions in excess of net investment income	—	—	—	(.10)	—
Tax return of capital	—	—	(.04)	—	—

Total distributions	(.21)	(.14)	(.08)	(.16)	—

Net asset value, end of period	$4.05	$3.49	$2.85	$5.75	$7.14

Total return	22.55%	28.17%	(49.67% )	(17.21% )	0%

Ratios to average net assets(c)
Gross expenses prior to expense waiver/reimbursement	3.01%	3.64%	2.38%	2.52%	90.03%	(d),(e)

Net expenses after expense waiver/reimbursement(f)	1.64%	1.64%	1.64%	1.64%	1.64%	(d)

Net investment income (loss)	2.42%	3.91%	2.23%	.90%	(1.64%	)(d)

Supplemental data
Net assets, end of period (in millions)	$4	$4	$9	$25	$1

Portfolio turnover rate	59%	83%	62%	81%	—%

See accompanying Notes to Financial Highlights.

46  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

RiverSource LaSalle Global Real Estate Fund

Class C	Year ended Dec. 31,
Per share data	2010	2009	2008	2007	2006(a)
Net asset value, beginning of period	$3.48	$2.85	$5.76	$7.14	$7.14

Income from investment operations:
Net investment income (loss)	.06	.08	.07	.01	.00	(b)
Net gains (losses) (both realized and unrealized)	.67	.67	(2.92)	(1.28)	—

Total from investment operations	.73	.75	(2.85)	(1.27)	.00	(b)

Less distributions:
Dividends from net investment income	(.18)	(.12)	(.03)	(.01)	—
Distributions in excess of net investment income	—	—	—	(.10)	—
Tax return of capital	—	—	(.03)	—	—

Total distributions	(.18)	(.12)	(.06)	(.11)	—

Net asset value, end of period	$4.03	$3.48	$2.85	$5.76	$7.14

Total return	21.27%	27.10%	(49.96% )	(17.86% )	0%

Ratios to average net assets(c)
Gross expenses prior to expense waiver/reimbursement	3.79%	4.36%	3.12%	3.27%	90.78%	(d),(e)

Net expenses after expense waiver/reimbursement(f)	2.39%	2.39%	2.38%	2.39%	2.39%	(d)

Net investment income (loss)	1.60%	2.70%	1.49%	.15%	(2.39%	)(d)

Supplemental data
Net assets, end of period (in millions)	$2	$3	$3	$3	$—

Portfolio turnover rate	59%	83%	62%	81%	—%

See accompanying Notes to Financial Highlights.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  47

Financial Highlights (continued)

RiverSource LaSalle Global Real Estate Fund

Class I	Year ended Dec. 31,
Per share data	2010	2009(g)
Net asset value, beginning of period	$3.50	$2.93

Income from investment operations:
Net investment income (loss)	.11	.03
Net gains (losses) (both realized and unrealized)	.67	.65

Total from investment operations	.78	.68

Less distributions:
Dividends from net investment income	(.23)	(.11)

Net asset value, end of period	$4.05	$3.50

Total return	22.84%	23.20%

Ratios to average net assets(c)
Gross expenses prior to expense waiver/reimbursement	2.51%	2.87%	(d)

Net expenses after expense waiver/reimbursement(f)	1.12%	1.12%	(d)

Net investment income (loss)	2.97%	2.40%	(d)

Supplemental data
Net assets, end of period (in millions)	$7	$6

Portfolio turnover rate	59%	83%

See accompanying Notes to Financial Highlights.

48  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

RiverSource LaSalle Global Real Estate Fund

Class R*	Year ended Dec. 31,
Per share data	2010	2009	2008	2007	2006(a)
Net asset value, beginning of period	$3.50	$2.86	$5.76	$7.14	$7.14

Income from investment operations:
Net investment income (loss)	.08	.09	.10	.04	.00	(b)
Net gains (losses) (both realized and unrealized)	.67	.69	(2.93)	(1.27)	—

Total from investment operations	.75	.78	(2.83)	(1.23)	.00	(b)

Less distributions:
Dividends from net investment income	(.21)	(.14)	(.04)	(.04)	—
Distributions in excess of net investment income	—	—	—	(.11)	—
Tax return of capital	—	—	(.03)	—	—

Total distributions	(.21)	(.14)	(.07)	(.15)	—

Net asset value, end of period	$4.04	$3.50	$2.86	$5.76	$7.14

Total return	21.70%	27.96%	(49.65% )	(17.30% )	0%

Ratios to average net assets(c)
Gross expenses prior to expense waiver/reimbursement	3.27%	3.83%	2.63%	2.78%	90.28%	(d),(e)

Net expenses after expense waiver/reimbursement(f)	1.87%	1.89%	1.89%	1.89%	1.89%	(d)

Net investment income (loss)	2.25%	3.11%	1.98%	.65%	(1.89%	)(d)

Supplemental data
Net assets, end of period (in millions)	$—	$—	$—	$—	$—

Portfolio turnover rate	59%	83%	62%	81%	—%

See accompanying Notes to Financial Highlights.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  49

Financial Highlights (continued)

RiverSource LaSalle Global Real Estate Fund

Class R4	Year ended Dec. 31,
Per share data	2010	2009(g)
Net asset value, beginning of period	$3.50	$2.93

Income from investment operations:
Net investment income (loss)	.10	.04
Net gains (losses) (both realized and unrealized)	.68	.63

Total from investment operations	.78	.67

Less distributions:
Dividends from net investment income	(.23)	(.10)

Net asset value, end of period	$4.05	$3.50

Total return	22.54%	23.09%

Ratios to average net assets(c)
Gross expenses prior to expense waiver/reimbursement	2.84%	3.15%	(d)

Net expenses after expense waiver/reimbursement(f)	1.39%	1.39%	(d)

Net investment income (loss)	2.69%	2.78%	(d)

Supplemental data
Net assets, end of period (in millions)	$—	$—

Portfolio turnover rate	59%	83%

See accompanying Notes to Financial Highlights.

50  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

RiverSource LaSalle Global Real Estate Fund

Class R5	Year ended Dec. 31,
Per share data	2010	2009	2008	2007	2006(a)
Net asset value, beginning of period	$3.50	$2.86	$5.75	$7.14	$7.14

Income from investment operations:
Net investment income (loss)	.11	.11	.12	.10	.00	(b)
Net gains (losses) (both realized and unrealized)	.68	.69	(2.91)	(1.30)	—

Total from investment operations	.79	.80	(2.79)	(1.20)	.00	(b)

Less distributions:
Dividends from net investment income	(.23)	(.16)	(.05)	(.10)	—
Distributions in excess of net investment income	—	—	—	(.09)	—
Tax return of capital	—	—	(.05)	—	—

Total distributions	(.23)	(.16)	(.10)	(.19)	—

Net asset value, end of period	$4.06	$3.50	$2.86	$5.75	$7.14

Total return	23.14%	28.67%	(49.36% )	(16.91% )	0%

Ratios to average net assets(c)
Gross expenses prior to expense waiver/reimbursement	2.54%	3.07%	2.82%	5.38%	227.72%	(d),(e)

Net expenses after expense waiver/reimbursement(f)	1.12%	1.12%	1.12%	1.12%	1.12%	(d)

Net investment income (loss)	2.96%	3.78%	2.75%	1.42%	(1.12%	)(d)

Supplemental data
Net assets, end of period (in millions)	$2	$1	$—	$—	$—

Portfolio turnover rate	59%	83%	62%	81%	—%

Notes to Financial Highlights

*	Effective Sept. 7, 2010, Class R2 shares were renamed Class R Shares.
(a)	Period from Dec. 29, 2006 (commencement of operations) to Dec. 31, 2006.
(b)	Rounds to less than $0.01 per share.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	The ratio of expenses to average net assets prior to expense waiver/reimbursement are annualized ratios based upon only three days of operations and are not representative of what such ratios would be if the Fund had operated for a longer period of time.
(f)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(g)	For the period from Aug. 3, 2009 (when shares became available) to Dec. 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statements.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  51

Financial Highlights
RiverSource LaSalle Monthly Dividend Real Estate Fund

Class A	Year ended Dec. 31,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$3.62	$3.06	$5.90	$9.87	$8.70

Income from investment operations:
Net investment income (loss)	.05	.12	.15	.12	.11
Net gains (losses) (both realized and unrealized)	.96	.56	(2.71)	(2.40)	2.53

Total from investment operations	1.01	.68	(2.56)	(2.28)	2.64

Less distributions:
Dividends from net investment income	(.08)	(.07)	(.15)	(.12)	(.11)
Excess distributions from net investment income	—	—	—	(.01)	—
Tax return of capital	—	(.05)	(.13)	—	(.20)
Distributions from realized gains	—	—	—	(1.56)	(1.16)

Total distributions	(.08)	(.12)	(.28)	(1.69)	(1.47)

Net asset value, end of period	$4.55	$3.62	$3.06	$5.90	$9.87

Total return	28.09%	24.24%	(44.94% )	(23.82% )	30.90%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	2.33%	3.11%	2.10%	1.79%	1.67%

Net expenses after expense waiver/reimbursement(b)	1.60%	1.59%	1.59%	1.60%	1.60%

Net investment income (loss)	1.21%	4.30%	2.79%	1.32%	1.09%

Supplemental data
Net assets, end of period (in millions)	$10	$7	$9	$22	$43

Portfolio turnover rate	53%	87%	77%	76%	48%

See accompanying Notes to Financial Highlights.

52  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

RiverSource LaSalle Monthly Dividend Real Estate Fund

Class B	Year ended Dec. 31,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$3.62	$3.06	$5.89	$9.86	$8.69

Income from investment operations:
Net investment income (loss)	.02	.09	.11	.05	.08
Net gains (losses) (both realized and unrealized)	.95	.57	(2.70)	(2.41)	2.49

Total from investment operations	.97	.66	(2.59)	(2.36)	2.57

Less distributions:
Dividends from net investment income	(.05)	(.06)	(.11)	(.05)	(.08)
Tax return of capital	—	(.04)	(.13)	—	(.16)
Distributions from realized gains	—	—	—	(1.56)	(1.16)

Total distributions	(.05)	(.10)	(.24)	(1.61)	(1.40)

Net asset value, end of period	$4.54	$3.62	$3.06	$5.89	$9.86

Total return	26.84%	23.30%	(45.36% )	(24.45% )	29.97%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	3.10%	3.79%	2.83%	2.54%	2.42%

Net expenses after expense waiver/reimbursement(b)	2.35%	2.34%	2.32%	2.35%	2.35%

Net investment income (loss)	.39%	3.33%	2.06%	.56%	.83%

Supplemental data
Net assets, end of period (in millions)	$2	$2	$2	$6	$13

Portfolio turnover rate	53%	87%	77%	76%	48%

See accompanying Notes to Financial Highlights.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  53

Financial Highlights (continued)

RiverSource LaSalle Monthly Dividend Real Estate Fund

Class C	Year ended Dec. 31,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$3.62	$3.06	$5.89	$9.85	$8.69

Income from investment operations:
Net investment income (loss)	.02	.09	.11	.05	.08
Net gains (losses) (both realized and unrealized)	.95	.57	(2.70)	(2.40)	2.48

Total from investment operations	.97	.66	(2.59)	(2.35)	2.56

Less distributions:
Dividends from net investment income	(.05)	(.06)	(.11)	(.05)	(.08)
Tax return of capital	—	(.04)	(.13)	—	(.16)
Distributions from realized gains	—	—	—	(1.56)	(1.16)

Total distributions	(.05)	(.10)	(.24)	(1.61)	(1.40)

Net asset value, end of period	$4.54	$3.62	$3.06	$5.89	$9.85

Total return	26.85%	23.31%	(45.36% )	(24.38% )	29.84%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	3.10%	3.78%	2.86%	2.54%	2.42%

Net expenses after expense waiver/reimbursement(b)	2.35%	2.35%	2.35%	2.35%	2.35%

Net investment income (loss)	.40%	3.29%	2.03%	.56%	.83%

Supplemental data
Net assets, end of period (in millions)	$11	$10	$9	$12	$28

Portfolio turnover rate	53%	87%	77%	76%	48%

See accompanying Notes to Financial Highlights.

54  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

RiverSource LaSalle Monthly Dividend Real Estate Fund

Class I	Year ended Dec. 31,
Per share data	2010	2009(c)
Net asset value, beginning of period	$3.63	$2.78

Income from investment operations:
Net investment income (loss)	.06	.02
Net gains (losses) (both realized and unrealized)	.95	.87

Total from investment operations	1.01	.89

Less distributions:
Dividends from net investment income	(.09)	(.02)
Tax return of capital	—	(.02)

Total distributions	(.09)	(.04)

Net asset value, end of period	$4.55	$3.63

Total return	28.05%	32.00%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	1.65%	1.17%	(d)

Net expenses after expense waiver/reimbursement(b)	1.35%	1.17%	(d)

Net investment income (loss)	1.43%	1.83%	(d)

Supplemental data
Net assets, end of period (in millions)	$2	$2

Portfolio turnover rate	53%	87%

See accompanying Notes to Financial Highlights.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  55

Financial Highlights (continued)

RiverSource LaSalle Monthly Dividend Real Estate Fund

Class R*	Year ended Dec. 31,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$3.61	$3.05	$5.87	$9.87	$8.69

Income from investment operations:
Net investment income (loss)	.04	.10	.13	.09	.10
Net gains (losses) (both realized and unrealized)	.95	.58	(2.68)	(2.43)	2.53

Total from investment operations	.99	.68	(2.55)	(2.34)	2.63

Less distributions:
Dividends from net investment income	(.07)	(.07)	(.13)	(.09)	(.10)
Excess distributions from net investment income	—	—	—	(.01)	—
Tax return of capital	—	(.05)	(.14)	—	(.19)
Distributions from realized gains	—	—	—	(1.56)	(1.16)

Total distributions	(.07)	(.12)	(.27)	(1.66)	(1.45)

Net asset value, end of period	$4.53	$3.61	$3.05	$5.87	$9.87

Total return	27.57%	24.00%	(45.01% )	(24.36% )	30.73%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	2.41%	3.01%	2.36%	2.04%	1.92%

Net expenses after expense waiver/reimbursement(b)	1.85%	1.85%	1.85%	1.85%	1.85%

Net investment income (loss)	.94%	3.82%	2.53%	1.06%	.98%

Supplemental data
Net assets, end of period (in millions)	$5	$4	$3	$3	$2

Portfolio turnover rate	53%	87%	77%	76%	48%

See accompanying Notes to Financial Highlights.

56  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

RiverSource LaSalle Monthly Dividend Real Estate Fund

Class R4	Year ended Dec. 31,
Per share data	2010	2009(c)
Net asset value, beginning of period	$3.63	$2.78

Income from investment operations:
Net investment income (loss)	.06	.04
Net gains (losses) (both realized and unrealized)	.95	.85

Total from investment operations	1.01	.89

Less distributions:
Dividends from net investment income	(.08)	(.02)
Tax return of capital	—	(.02)

Total distributions	(.08)	(.04)

Net asset value, end of period	$4.56	$3.63

Total return	28.26%	32.00%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	1.96%	.92%	(d)

Net expenses after expense waiver/reimbursement(b)	1.35%	.92%	(d)

Net investment income (loss)	1.48%	3.30%	(d)

Supplemental data
Net assets, end of period (in millions)	$—	$—

Portfolio turnover rate	53%	87%

See accompanying Notes to Financial Highlights.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  57

Financial Highlights (continued)

RiverSource LaSalle Monthly Dividend Real Estate Fund

Class R5	Year ended Dec. 31,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$3.62	$3.07	$5.91	$9.88	$8.70

Income from investment operations:
Net investment income (loss)	.06	.14	.16	.15	.12
Net gains (losses) (both realized and unrealized)	.95	.54	(2.70)	(2.41)	2.55

Total from investment operations	1.01	.68	(2.54)	(2.26)	2.67

Less distributions:
Dividends from net investment income	(.09)	(.07)	(.16)	(.15)	(.12)
Tax return of capital	—	(.06)	(.14)	—	(.21)
Distributions from realized gains	—	—	—	(1.56)	(1.16)

Total distributions	(.09)	(.13)	(.30)	(1.71)	(1.49)

Net asset value, end of period	$4.54	$3.62	$3.07	$5.91	$9.88

Total return	28.13%	24.26%	(44.64% )	(23.58% )	31.34%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	1.70%	2.09%	1.26%	1.25%	1.33%

Net expenses after expense waiver/reimbursement(b)	1.35%	1.35%	1.26%	1.25%	1.33%

Net investment income (loss)	1.43%	5.62%	3.12%	1.67%	1.17%

Supplemental data
Net assets, end of period (in millions)	$2	$1	$6	$8	$7

Portfolio turnover rate	53%	87%	77%	76%	48%

Notes to Financial Highlights

*	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(c)	For the period from Aug. 3, 2009 (when shares became available) to Dec. 31, 2009.
(d)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

58  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION

Seligman LaSalle Real Estate Fund Series, Inc. (the Corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Information presented in these financial statements pertains to RiverSource LaSalle Global Real Estate Fund (Global Real Estate Fund) and RiverSource LaSalle Monthly Dividend Real Estate Fund (Monthly Dividend Real Estate Fund), series of the Corporation (each a Fund and collectively, the Funds). Each Fund has 500 million authorized shares of capital stock.

Global Real Estate Fund operates as a non-diversified fund and Monthly Dividend Real Estate Fund operates as a diversified fund.

Each Fund offers Class A, Class C, Class I, Class R, Class R4 and Class R5 shares. Monthly Dividend Real Estate Fund also offers Class B shares.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Monthly Dividend Real Estate Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

At Aug. 27, 2010, all Class R3 shares were liquidated. On this date Columbia Management Investment Advisers, LLC (the Investment Manager) owned 100% of the shares.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  59

Notes to Financial Statements (continued)

Class R4 and Class R5 shares are not subject to sales charges, however, these classes were closed to new investors effective Dec. 31, 2010.

At Dec. 31, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares of each Fund. At Dec. 31, 2010, the Investment Manager, Columbia Management Investment Distributors, Inc. (the Distributor) and affiliated funds-of-funds owned approximately 55% of the total outstanding Fund shares of Global Real Estate Fund.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The policy adopted by the Corporation’s Board of Directors (the Board) generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

60  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. This policy takes into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Investments in money market funds are valued at net asset value.

Foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Foreign currency translations
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statements of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Dec. 31, 2010, foreign currency holdings consisted of multiple denominations for Global Real Estate Fund.

Repurchase agreements
The Funds may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  61

Notes to Financial Statements (continued)

repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Guarantees and indemnifications
Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
Each Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Foreign capital gains taxes
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Funds pay such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Dividends to shareholders
Dividends from net investment income, declared and paid semi-annually, when available, are reinvested in additional shares of Global Real Estate Fund at net asset value or payable in cash. Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of Monthly Dividend Real Estate Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

The Funds receive distributions from holdings in real estate investment trusts (REITs) which report information on the character components of their

62  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by each Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

3.	DERIVATIVE INSTRUMENTS

Global Real Estate Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Global Real Estate Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  63

Notes to Financial Statements (continued)

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Global Real Estate Fund

Fair values of derivative instruments at Dec. 31, 2010
At Dec. 31, 2010, the Fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
Risk exposure category	currency exchange contracts
Foreign exchange contracts	$(767)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
Risk exposure category	currency exchange contracts
Foreign exchange contracts	$—

Volume of derivative activity
Forward foreign currency exchange contracts
At Dec. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The average gross notional amount of forward foreign

64  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

currency exchange contracts opened, and subsequently closed, was $20,400 for the year ended Dec. 31, 2010.

Monthly Dividend Real Estate Fund

At Dec. 31, 2010, and for the year then ended, the Fund had no outstanding derivatives.

4.	EXPENSES AND SALES CHARGES

Investment management services fees
Under an Investment Management Services Agreement, the Investment Manager is responsible for the management of the Funds. Day-to-day portfolio management of the Funds is provided by the Funds’ subadviser. See Subadvisory and delegation agreements below. The management fee is equal to a percentage of each Fund’s average daily net assets as shown below.

Fund	Percentage
Global Real Estate Fund	0.915%
Monthly Dividend Real Estate Fund	0.855%

Subadvisory and delegation agreements
Under a subadvisory agreement between the Investment Manager and LaSalle Investment Management (Securities), L.P. (referred to as LaSalle U.S.), LaSalle U.S. is responsible for furnishing investment advice, research and assistance with respect to Monthly Dividend Real Estate Fund’s investments. Under a subadvisory agreement between the Investment Manager and LaSalle U.S. and a delegation agreement between LaSalle U.S. and LaSalle Investment Management Securities B.V. (collectively LaSalle), LaSalle is responsible for furnishing investment advice, research and assistance with respect to Global Real Estate Fund’s investments. The Investment Manager contracts with and compensates LaSalle U.S. for the provision of day-to-day portfolio management of the Funds’ assets. Under the subadvisory agreements, the Investment Manager pays LaSalle U.S. fees equal to a percentage of each Fund’s average daily net assets. The Investment Manager pays LaSalle U.S. 0.30% to 0.65% of each Fund’s average daily net assets.

Administrative services fees
Under an Administrative Services Agreement, each Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a

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Notes to Financial Statements (continued)

percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. The annual percentage range for each Fund is as follows:

Fund	Percentage range
Global Real Estate Fund	0.08	% to 0.05%
Monthly Dividend Real Estate Fund	0.06	% to 0.03%

The fee for the year ended Dec. 31, 2010 was the following percentage of each Fund’s average daily net assets:

Fund	Percentage
Global Real Estate Fund	0.08%
Monthly Dividend Real Estate Fund	0.06%

Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other fees
Other expenses are for, among other things, certain expenses of each Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Funds and the Board. For the year ended Dec. 31, 2010, other expenses paid to this company were $18 for Global Real Estate Fund and $32 for Monthly Dividend Real Estate Fund.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Funds as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or certain other funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.

Transfer agency fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Funds.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on each Fund’s average daily net assets attributable to Class R, Class R4 and Class R5 shares. In addition, the Transfer

66  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Agent charged an annual fee per inactive account and received reimbursement from the Funds for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Funds for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of each Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

For the year ended Dec. 31, 2010, the Funds’ effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Class A	Class B	Class C	Class R	Class R4	Class R5
Global Real Estate Fund	0.29%	N/A	0.30%	0.10%	0.05%	0.04%
Monthly Dividend Real Estate Fund	0.41%	0.46%	0.45%	0.10%	0.05%	0.04%

Class I shares do not pay transfer agent fees.

Each Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Dec. 31, 2010, the total potential future obligation over the life of the Guaranty was $14,783 for Global Real Estate Fund and $32,003 for Monthly Dividend Real Estate Fund, respectively. The liability remaining at Dec. 31, 2010 for non-recurring charges associated with the lease amounted to $9,966 and $21,632 for Global Real Estate Fund and Monthly Dividend Real Estate Fund, respectively,

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Notes to Financial Statements (continued)

and is included within other accrued expenses in the Statements of Assets and Liabilities.

Plan administration services fees
Under a Plan Administration Services Agreement with the Transfer Agent, each Fund pays an annual fee at a rate of 0.25% of each Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Funds also paid an annual fee at a rate of 0.25% of each Fund’s average daily net assets attributable to Class R shares for such services.

Distribution fees
Each Fund has an agreement with the Distributor for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund paid a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of each Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of each Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% of the fee was reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) for each Fund was approximately as follows:

Fund	Class B	Class C
Global Real Estate Fund	N/A	$789,000
Monthly Dividend Real Estate Fund	$24,000	317,000

These amounts are based on the most recent information available as of Oct. 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing the Funds’ shares for the year ended Dec. 31, 2010 were as follows:

Fund	Class A	Class B	Class C
Global Real Estate Fund	$6,266	N/A	$237
Monthly Dividend Real Estate Fund	9,707	3,179	468

68  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Dec. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

	Global Real	Monthly Dividend
	Estate Fund	Real Estate Fund
Class A	1.64%	1.60%
Class B	N/A	2.35
Class C	2.39	2.35
Class I	1.12	1.35
Class R	1.87	1.85
Class R4	1.39	1.35
Class R5	1.12	1.35

The waived/reimbursed fees and expenses for the transfer agency fees and other fees at the class level were as follows:

	Global Real	Monthly Dividend
Fund	Estate Fund	Real Estate Fund
Class A	$795	$32,294
Class B	N/A	10,600
Class C	684	48,537
Class R	—	12,128
Class R3	1	14
Class R4	2	61
Class R5	619	677

The management fees and other Fund level expenses waived/reimbursed were $194,290 for Global Real Estate Fund and $87,819 for Monthly Dividend Real Estate Fund.

Under an agreement which is effective until Feb. 28, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses

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Notes to Financial Statements (continued)

of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

	Global Real	Monthly Dividend
Fund	Estate Fund	Real Estate Fund
Class A	1.64%	1.60%
Class B	N/A	2.35
Class C	2.39	2.35
Class I	1.12	1.35
Class R	1.89	1.85
Class R4	1.39	1.35
Class R5	1.12	1.35

Effective March 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Feb. 29, 2012, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

	Global Real	Monthly Dividend
Fund	Estate Fund	Real Estate Fund
Class A	1.45%	1.51%
Class B	N/A	2.26
Class C	2.20	2.26
Class I	1.04	1.09
Class R	1.70	1.76
Class R4	1.34	1.39
Class R5	1.09	1.14

*	In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5.	SECURITIES TRANSACTIONS

For the year ended Dec. 31, 2010, cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund were as follows:

Fund	Purchases	Proceeds
Global Real Estate Fund	$8,243,350	$10,433,003
Monthly Dividend Real Estate Fund	15,373,690	16,475,439

Realized gains and losses are determined on an identified cost basis.

70  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

6.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for each Fund for the periods indicated were as follows:

	Global Real Estate Fund		Monthly Dividend Real Estate Fund
Year ended Dec. 31,	2010	2009(a)	2010	2009(a)
Class A
Sold	163,869	878,772	741,523	844,039
Converted from Class B(b)	N/A	N/A	19,500	33,972
Reinvested distributions	42,856	40,878	25,847	83,940
Redeemed	(390,488)	(3,039,149)	(491,353)	(2,033,718)

Net increase (decrease)	(183,763)	(2,119,499)	295,517	(1,071,767)

Class B
Sold	N/A	N/A	36,125	29,982
Reinvested distributions	N/A	N/A	3,981	20,809
Converted to Class A(b)	N/A	N/A	(19,500)	(33,972)
Redeemed	N/A	N/A	(206,717)	(144,862)

Net increase (decrease)	N/A	N/A	(186,111)	(128,043)

Class C
Sold	19,649	61,219	462,204	903,519
Reinvested distributions	10,373	12,023	11,073	92,881
Redeemed	(469,283)	(207,186)	(954,625)	(1,044,289)

Net increase (decrease)	(439,261)	(133,944)	(481,348)	(47,889)

Class I
Sold	—	1,624,551	—	466,480
Reinvested distributions	103,056	50,835	10,143	5,058
Redeemed	—	—	—	(1)

Net increase (decrease)	103,056	1,675,386	10,143	471,537

Class R(c)
Sold	6,622	2,730	509,129	619,950
Reinvested distributions	369	96	3,020	39,972
Redeemed	(664)	(792)	(401,626)	(575,827)

Net increase (decrease)	6,327	2,034	110,523	84,095

Class R3
Sold	—	1,706	—	1,805
Redeemed	(1,706)	—	(1,805)	—

Net increase (decrease)	(1,706)	1,706	(1,805)	1,805

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  71

Notes to Financial Statements (continued)

	Global Real Estate Fund		Monthly Dividend Real Estate Fund
Year ended Dec. 31,	2010	2009(a)	2010	2009(a)
Class R4
Sold	501	1,992	1,072	4,676
Reinvested distributions	44	9	66	6
Redeemed	—	—	(616)	—

Net increase (decrease)	545	2,001	522	4,682

Class R5
Sold	—	251,069	2,749	1,554,172
Reinvested distributions	94	19,286	2,298	83,617
Redeemed	(4,137)	(39,635)	(2,754)	(3,282,936)

Net increase (decrease)	(4,043)	230,720	2,293	(1,645,147)

(a)	Class I, Class R3 and Class R4 shares are for the period from Aug. 3, 2009 (when shares became available) to Dec. 31, 2009.
(b)	Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c)	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

7.	LENDING OF PORTFOLIO SECURITIES

Each Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Funds. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Funds into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statements of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2010, securities on loan were as follows:

	Securities	Cash collateral
Fund	value	value
Global Real Estate Fund	$1,655,435	$1,715,141
Monthly Dividend Real Estate Fund	6,647,273	6,848,290

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also

72  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Funds in connection with the securities lending program. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Funds receive income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. For the year ended Dec. 31, 2010, these amounts were as follows:

Fund	Amount
Global Real Estate Fund	$3,404
Monthly Dividend Real Estate Fund	4,560

Each Fund also continues to earn interest and dividends on the securities loaned.

8.	AFFILIATED MONEY MARKET FUND

Each Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of each Fund’s purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund for the year ended Dec. 31, 2010 were as follows:

Fund	Purchases	Proceeds
Global Real Estate Fund	$1,845,683	$1,792,533
Monthly Dividend Real Estate Fund	6,967,818	6,968,019

The income distributions received with respect to each Fund’s investment in Columbia Short-Term Cash Fund can be found in the Statements of Operations and each Fund’s invested balance in Columbia Short-Term Cash Fund at Dec. 31, 2010, can be found in each Fund’s Portfolio of Investments.

9.	BANK BORROWINGS

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement,

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Notes to Financial Statements (continued)

which is a collective agreement between each Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between each Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. Each Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Funds had no borrowings during the year ended Dec. 31, 2010.

10.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund.

In the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income and accumulated

74  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

	Excess of
	distributions over	Accumulated	Additional
	net investment	net realized	paid-in-capital
Fund	income	gain (loss)	reduction (increase)
Global Real Estate Fund	$(451,217)	$451,217	$—
Monthly Dividend Real Estate Fund	(205,856)	(75,284)	281,140

The tax character of distributions paid for the years indicated was as follows:

	Year ended Dec. 31,
	2010		2009
	Ordinary	Long-term	Ordinary	Long-term	Tax return
Fund	income	capital gain	income	capital gain	of capital
Global Real Estate Fund	$798,375	$—	$593,178	$—	$0
Monthly Dividend Real Estate Fund	447,134	—	597,224	—	456,835

At Dec. 31, 2010, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed	Undistributed	Accumulated	Unrealized
	ordinary	accumulated	realized	appreciation
Fund	income	long-term gain	loss	(depreciation)
Global Real Estate Fund	$64,715	$—	$(18,263,773)	$(125,391)
Monthly Dividend Real Estate Fund	—	—	(39,897,335)	8,696,230

For federal income tax purposes, capital loss carry-overs at Dec. 31, 2010, were as follows:

Global Real Estate Fund	$18,249,479
Monthly Dividend Real Estate Fund	39,897,335

At Dec. 31, 2010, if the capital loss carry-overs are not offset by capital gains, they will expire as follows:

Fund	2015	2016	2017	2018
Global Real Estate Fund	$585,168	$5,289,122	$9,443,735	$2,931,454
Monthly Dividend Real Estate Fund	—	13,539,836	26,357,499	—

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  75

Notes to Financial Statements (continued)

For the year ended Dec. 31, 2010, the capital loss carry-over was utilized and expired as follows:

Fund	Utilized	Expired
Global Real Estate Fund	$—	$—
Monthly Dividend Real Estate Fund	$830,247	$—

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire. There is no assurance that each Fund will be able to utilize all of its capital loss carry-over before it expires.

Because the measurement periods for a regulated investment company’s income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Funds are permitted to treat net capital losses realized between Nov. 1, 2010 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2010, post-October losses that are treated as occurring on Jan. 1, 2011 were as follows:

Fund	Post-October loss
Global Real Estate Fund	$14,294
Monthly Dividend Real Estate Fund	—

11.	RISKS RELATING TO CERTAIN INVESTMENTS

Non-diversification risk
Global Real Estate Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund’s performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Real estate industry risk
Because of each Fund’s policy of concentrating its investments in securities of companies operating in the real estate industry, the Funds are more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also

76  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

12.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of each Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in each Fund’s financial statements other than as noted below.

In August 2010, the Board of Directors of RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund (the “Funds”) approved a proposal to merge the Funds with and into Columbia Real Estate Equity Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Real Estate Equity Fund and the definitive terms of the merger are included in proxy materials mailed to shareholder who owned shares of the Fund on Dec. 17, 2010. The proposal was approved at a meeting of shareholders held on Feb. 15, 2011, and the merger is expected to take place before the end of the second quarter of 2011.

13.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  77

Notes to Financial Statements (continued)

appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates

78  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  79

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund (the Funds) (the two portfolios constituting the Seligman LaSalle Real Estate Fund Series, Inc.) as of December 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

80  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Seligman LaSalle Real Estate Fund Series, Inc. at December 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 23, 2011

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  81

Federal Income Tax Information
(Unaudited)

Each Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource LaSalle Global Real Estate Fund
Fiscal year ended Dec. 31, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	28.65%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

RiverSource LaSalle Monthly Dividend Real Estate Fund
Fiscal year ended Dec. 31, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	1.38%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

82  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  83

Board Members and Officers (continued)

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

84  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  85

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

86  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  87

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

88  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Results of Meeting of Shareholders

RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total number of shares outstanding in the Fund.

1.	To approve an Agreement and Plan of Reorganization between RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Fund and Columbia Real Estate Equity Fund.

RiverSource LaSalle Global Real Estate Fund

Shares	Shares		Broker
Voted “For”	Voted “Against”	Abstentions	Non-Votes
2,545,878.020	27,168.712	0.00	588,058.000

RiverSource LaSalle Monthly Dividend Real Estate Fund

Shares	Shares		Broker
Voted “For”	Voted “Against”	Abstentions	Non-Votes
2,803,940.417	60,271.783	24,819.681	980,206.000

RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT  89

Results of Meeting of Shareholders (continued)

2.	To elect directors to the Board.*

	Shares	Shares		Broker
	Voted “For”	Voted “Withhold”	Abstentions	Non-Votes
01. Kathleen Blatz	6,800,744.273	225,259.590	0.00	0.00
02. Edward J. Boudreau, Jr.	6,799,173.441	226,830.422	0.00	0.00
03. Pamela G. Carlton	6,800,744.273	225,259.590	0.00	0.00
04. William P. Carmichael	6,797,436.974	228,566.889	0.00	0.00
05. Patricia M. Flynn	6,800,744.273	225,259.590	0.00	0.00
06. William A. Hawkins	6,800,766.152	225,237.711	0.00	0.00
07. R. Glenn Hilliard	6,800,744.273	225,259.590	0.00	0.00
08. Stephen R. Lewis, Jr.	6,800,766.152	225,237.711	0.00	0.00
09. John F. Maher	6,800,766.152	225,237.711	0.00	0.00
10. John J. Nagorniak	6,800,766.152	225,237.711	0.00	0.00
11. Catherine James Paglia	6,800,744.273	225,259.590	0.00	0.00
12. Leroy C. Richie	6,799,987.696	226,016.167	0.00	0.00
13. Anthony M. Santomero	6,800,766.152	225,237.711	0.00	0.00
14. Minor M. Shaw	6,800,766.152	225,237.711	0.00	0.00
15. Alison Taunton-Rigby	6,800,766.152	225,237.711	0.00	0.00
16. William F. Truscott	6,800,766.152	225,237.711	0.00	0.00

*	All shares of Seligman LaSalle Real Estate Fund Series, Inc. are voted together as a single class for election of directors.

90  RIVERSOURCE LASALLE REAL ESTATE FUNDS — 2010 ANNUAL REPORT

RiverSource LaSalle Real Estate Funds
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	SL-9910 C (3/11)

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.
Item 4. Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Seligman LaSalle Real Estate Fund Series, Inc. were as follows:

2010: $63,594	2009: $62,870
(b)	Audit-Related Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Seligman LaSalle Real Estate Fund Series, Inc. were as follows:

2010: $10,790	2009: $4,246
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to an internal controls review performed initially in 2010 were as follows:

2010: $96,000	2009: $0
(c)	Tax Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Seligman LaSalle Real Estate Fund Series, Inc. were as follows:

2010: $10,028	2009: $6,996
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to tax consulting services and a subscription to a tax database were as follows:

2010: $95,840	2009: $60,000
(d)	All Other Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Seligman LaSalle Real Estate Fund Series, Inc. were as follows:

2010: $0	2009: $0
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee were as follows:

2010: $0	2009: $0
(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the registrant’s audit committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010: $2,986,619	2009: $809,928
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.
Item 5. Audit Committee of Listed Registrants. Not applicable.
Item 6. Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Seligman LaSalle Real Estate Fund Series, Inc.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer
Date February 23, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer
Date February 23, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Treasurer and Principal Financial Officer
Date February 23, 2011